UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Federal Express Corporation (“FedEx Express”), a wholly owned subsidiary of FedEx Corporation (“FedEx”), announced today that its agreement to provide domestic transportation services for the United States Postal Service (“USPS”) will expire by its terms on September 29, 2024.

The parties were unable to reach agreement on mutually beneficial terms to extend the contract, and negotiations concluded on March 29, 2024, following extensive discussions.

FedEx Express will continue to provide air transportation services domestically and to Puerto Rico through the contract’s expiration on September 29, 2024.

See “Item 1A. Risk Factors — Strategic Risks — Changes in the business or financial soundness of the USPS, including strategic changes to its operations to reduce its reliance on the air network of FedEx Express, are likely to have an adverse effect on our results of operations and financial condition” in Part I of FedEx’s Annual Report on Form 10-K for fiscal year 2023, as filed with the Securities and Exchange Commission (“SEC”) on July 17, 2023, and “Part II — Item 1A. Risk Factors — The contract between FedEx Express and the U.S. Postal Service (“USPS”) for U.S. domestic services expires in September 2024 and we may not enter into a new agreement with the USPS, which could adversely affect our profitability” in FedEx’s Quarterly Report on Form 10-Q for the period ended February 29, 2024, as filed with the SEC on March 21, 2024, for more information.

FORWARD-LOOKING STATEMENTS

Certain statements herein, such as statements relating to FedEx’s continuation of service through September 29, 2024, may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, a decision by the USPS to terminate the contract early which could negatively affect our profitability, and other factors which can be found in FedEx’s press releases and filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: April 1, 2024	By:	/s/ Clement E. Klank III
	Name:	Clement E. Klank III
	Title:	Corporate Vice President – Corporate Governance, Securities, and Tax Law